UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 27, 2004


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                              BLACK BOX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                      0-18706                95-3086563
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(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)


1000 Park Drive
Lawrence, Pennsylvania                                           15055
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (724) 746-5500

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 27, 2004, Black Box Corporation issued a press release announcing its financial results for the quarter ended July 3, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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

                                     BLACK BOX CORPORATION



Date:  July 27, 2004                 By:  /s/ Michael McAndrew
                                     -------------------------------------------
                                          Michael McAndrew
                                          Chief Financial Officer, Treasurer and
                                          Principal Accounting Officer


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                                  EXHIBIT INDEX
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         EXHIBIT NUMBER                     DESCRIPTION
         --------------                     -----------
         99.1                               Press Release dated July 27, 2004



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